AGREEMENT AND PLAN OF REORGANIZATION

	This Agreement and Plan of Reorganization (the Agreement) is made as of August 31, 2016 in Boston, Massachusetts, by and between PUTNAM INVESTMENT FUNDS, a Massachusetts business trust (the Trust), on behalf of its PUTNAM GROWTH OPPORTUNITIES FUND series (the Acquiring Fund), and PUTNAM VOYAGER FUND, a Massachusetts business trust (the Acquired Fund).

PLAN OF REORGANIZATION

	(a) 	Acquired Fund agrees to sell, assign, convey, transfer and
deliver to Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets existing at the Valuation Time (as defined in Section 4(g)). In consideration therefor, Acquiring Fund agrees, on the Exchange Date, to assume all of the liabilities of Acquired Fund existing at the Valuation Time and to deliver to Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of Acquiring Fund (the Class A Merger Shares) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class A shares of Acquired
Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class A shares of Acquired Fund assumed by Acquiring Fund on such date, (ii) a number of full and fractional Class B shares of beneficial interest of Acquiring Fund (the Class B
Merger Shares) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class B shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired
Fund attributable to Class B shares of Acquired Fund assumed by Acquiring Fund on such date, (iii) a number of full and fractional Class C shares of beneficial interest of Acquiring
Fund (the Class C Merger Shares) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class C shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class C shares of Acquired Fund assumed by Acquiring Fund on such date, (iv) a number of full and fractional Class M shares of beneficial interest of Acquiring Fund (the Class M Merger Shares) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class M shares of Acquired
Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class M shares of Acquired Fund assumed by Acquiring Fund on such date, (v) a number of full and fractional Class R shares of beneficial interest of Acquiring Fund (the Class R Merger
Shares) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class R shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class R shares of Acquired Fund assumed by Acquiring Fund on such date, (vi) a number of full and fractional Class R5 shares of beneficial interest of Acquiring Fund (the Class R5 Merger Shares) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class R5 shares of Acquired
Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class R5 shares of Acquired Fund assumed by Acquiring Fund on such date, (vii) a number of full and fractional Class R6 shares of beneficial interest of Acquiring Fund (the Class R6
Merger Shares) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class R6 shares of Acquired Fund transferred to Acquiring
Fund on such date less the value of the liabilities of Acquired Fund attributable to Class R6 shares of Acquired
Fund assumed by Acquiring Fund on such date, and (viii) a number of full and fractional Class Y shares of beneficial interest of Acquiring Fund (the Class Y Merger Shares) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class Y shares of Acquired
Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class Y shares of Acquired Fund assumed by Acquiring Fund on such date. The Class A Merger Shares, Class B Merger Shares,
Class C Merger Shares, Class M Merger Shares, Class R Merger
Shares, Class R5 Merger Shares, Class R6 Merger Shares, and
Class Y Merger Shares are referred to collectively as the Merger Shares. The reorganization described in this Plan is intended to be a reorganization within the meaning of Section
368 of the Internal Revenue Code of 1986, as amended (the
Code). Before the Exchange Date, Acquired Fund will declare and pay to its shareholders a dividend and/or other distribution in an amount such that it will have distributed all of its net investment income and capital gains as described in Section 8(l) hereof.

	(b) 	Upon consummation of the transactions described in
paragraph (a) of this Agreement, Acquired Fund will distribute in complete liquidation to its Class A, Class B, Class C, Class M, Class R, Class R5, Class R6, and Class Y shareholders of record as of the Exchange Date the Class A, Class B, Class C, Class M, Class R, Class R5, Class R6, and
Class Y Merger Shares, each shareholder being entitled to receive that proportion of Class A Merger Shares, Class B
Merger Shares, Class C Merger Shares, Class M Merger Shares,
Class R Merger Shares, Class R5 Merger Shares, Class R6
Merger Shares, or Class Y Merger Shares that the number of
Class A, Class B, Class C, Class M, Class R, Class R5, Class
R6, and Class Y shares of beneficial interest of Acquired
Fund held by such shareholder bears to the number of Class A, Class B, Class C, Class M, Class R, Class R5, Class R6, or
Class Y shares of Acquired Fund outstanding on such date.

AGREEMENT

Acquiring Fund and Acquired Fund agree as follows:

1. Representations and warranties of Acquiring Fund.

Acquiring Fund represents and warrants to and agrees with Acquired Fund that:

	(a) 	Acquiring Fund is a series of the Trust, a business trust
duly established and validly existing under the laws of The
Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is not required to qualify as a foreign association in any jurisdiction. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

	(b) 	The Trust is registered under the Investment Company Act of
1940, as amended (the 1940 Act), as an open-end management investment company, and its registration has not been revoked or rescinded and is in full force and effect.

	(c) 	A statement of assets and liabilities, statement of
operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring
Fund for the fiscal year ended July 31, 2016, audited by KPMG
LLP, the Acquiring Funds independent registered public accounting firm, have been furnished to Acquired Fund. The statements of assets and liabilities and schedules of investments fairly present the financial position of Acquiring Fund as of the dates thereof and the statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

	(d) 	The prospectus and statement of additional information
dated November 30, 2015, previously furnished to Acquired
Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect before the Exchange
Date, which will be furnished to Acquired Fund (collectively, the Acquiring Fund Prospectus), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Acquiring Fund makes no representation or warranty as to any information in the Acquiring Fund Prospectus that does not specifically relate to Acquiring Fund.

	(e) 	There are no material legal, administrative or other
proceedings pending or, to the knowledge of Acquiring Fund, threatened against Acquiring Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Acquiring Fund, other than as have been disclosed in the Registration Statement (defined below), the Acquiring Fund Prospectus or otherwise disclosed in writing to Acquired Fund.

	(f) 	Acquiring Fund has no known liabilities of a material
nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of July 31, 2016 and those incurred in the ordinary course of Acquiring Funds business as an investment company since such date.

	(g) 	No consent, approval, authorization or order of any court
or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the 1933 Act), the
Securities Exchange Act of 1934, as amended (the 1934 Act), the 1940 Act, state securities or blue sky laws (which term as used herein will include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino
Antitrust Improvements Act of 1976 (the H-S-R Act).

	(h) 	The registration statement and any amendment thereto
(including any post-effective amendment) (the Registration
Statement) filed with the Securities and Exchange Commission
(the Commission) by Acquiring Fund on Form N-14 relating to the Merger Shares issuable hereunder, on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and
(ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the Exchange Date, the prospectus contained in the Registration Statement (the Prospectus), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished by Acquired Fund for use in the Registration Statement or the Prospectus.

	(i) 	There are no material contracts outstanding to which
Acquiring Fund is a party, other than as disclosed in the Registration Statement or the Prospectus.

	(j) 	All of the issued and outstanding shares of beneficial
interest of Acquiring Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

	(k) 	For each taxable year of its operation, Acquiring Fund has
qualified and will at all times through the Exchange Date qualify for taxation as a regulated investment company under Sections 851 and 852 of the Code.

	(l) 	Acquiring Fund has timely filed or will timely file (taking
into account extensions) all federal, state and other tax returns or reports which are required to be filed by Acquiring Fund and all such tax returns and reports are or will be true, correct and complete in all material respects.
Acquiring Fund has timely paid or will timely pay all federal, state and other taxes shown to be due or required to be shown as due on said returns or on any assessments received by Acquiring Fund. All tax liabilities of Acquiring
Fund have been adequately provided for on its books, and to the knowledge of Acquiring Fund, no tax deficiency or liability of Acquiring Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquiring Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

	(m) 	The issuance of the Merger Shares pursuant to this
Agreement will be in compliance with all applicable federal securities laws.

	(n) 	The Merger Shares have been duly authorized and, when
issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by Acquiring Fund, and no shareholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

2. Representations and warranties of Acquired Fund.

Acquired Fund represents and warrants to and agrees with Acquiring Fund that:

	(a) 	Acquired Fund is a business trust duly established and
validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement.
Acquired Fund is not required to qualify as a foreign association in any jurisdiction. Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

	(b) 	Acquired Fund is registered under the 1940 Act as an open-
end management investment company, and its registration has not been revoked or rescinded and is in full force and effect.

	(c) 	A statement of assets and liabilities, statement of
operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired
Fund for the fiscal year ended July 31, 2016, audited by PricewaterhouseCoopers LLP, the Acquired Funds independent registered public accounting firm, have been furnished to Acquiring Fund. The statements of assets and liabilities and schedules of investments fairly present the financial position of Acquired Fund as of the dates thereof, and the statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

	(d) 	The prospectus and statement of additional information
dated November 30, 2015, previously furnished to Acquiring
Fund, together with any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect before the Exchange
Date, which will be furnished to Acquiring Fund (collectively the Acquired Fund Prospectus), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Acquired Fund makes no representation or warranty as to any information in the Acquired Fund Prospectus that does not specifically relate to Acquired Fund.

	(e) 	There are no material legal, administrative or other
proceedings pending or, to the knowledge of Acquired Fund, threatened against Acquired Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Acquired Fund, other than as have been disclosed in the Registration Statement, the Acquired Fund Prospectus or otherwise disclosed in writing to the Acquiring Fund.

	(f) 	Acquired Fund has no known liabilities of a material
nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of July 31, 2016 and those incurred in the ordinary course of Acquired Funds business as an investment company since such date. Before the Exchange Date, Acquired Fund will advise
Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to July 31, 2016, whether or not incurred in the ordinary course of business.

	(g) 	No consent, approval, authorization or order of any court
or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

	(h) 	The Registration Statement and the Prospectus, on the
effective date of the Registration Statement and insofar as they do not relate to Acquiring Fund (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the Exchange Date, the Prospectus, as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the representations and warranties in this subsection shall apply only to statements of fact relating to Acquired Fund contained in the Registration Statement or the Prospectus, or omissions to state in any thereof a material fact relating to Acquired
Fund, as such Registration Statement and Prospectus shall be furnished to Acquired Fund in definitive form as soon as practicable following effectiveness of the Registration
Statement and before any public distribution of the Prospectus.

	(i) 	There are no material contracts outstanding to which
Acquired Fund is a party, other than as disclosed in the Acquired Funds registration statement (including any post-effective amendment) filed with the Commission on Form N-1A or the Acquired Funds Prospectus.

	(j) 	All of the issued and outstanding shares of beneficial
interest of Acquired Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

	(k) 	For each taxable year of its operation (including the
taxable year ending on the Exchange Date), Acquired Fund has qualified and will at all times through the Exchange Date qualify for taxation as a regulated investment company under Sections 851 and 852 of the Code.

	(l) 	Acquired Fund has timely filed or will timely file (taking
into account extensions) all federal, state and other tax returns or reports which are required to be filed by Acquired
Fund on or before the Exchange Date, and all such tax returns and reports are or will be true, correct and complete in all material respects. Acquiring Fund has timely paid or will timely pay all federal, state and other taxes shown to be due or required to be shown as due on said returns or on any assessments received by Acquired Fund. All tax liabilities of Acquired Fund have been adequately provided for on its books, and to the knowledge of Acquired Fund, no tax deficiency or liability of Acquired Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue
Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquired Fund is not under audit by the Internal Revenue
Service or by any state or local tax authority for taxes in excess of those already paid.

	(m) 	At both the Valuation Time and the Exchange Date, Acquired
Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (defined below) and any other assets and liabilities of Acquired Fund to be transferred to Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for restrictions previously disclosed to Acquiring Fund by Acquired Fund). As used in this Agreement, the term Investments means Acquired Funds investments shown on the schedule of its investments as of July 31, 2016 referred to in Section 2(c) hereof, as supplemented with such changes as Acquired Fund makes and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

	(n) 	No registration under the 1933 Act of any of the
Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Acquiring Fund or Acquired Fund, except as previously disclosed to Acquiring Fund by Acquired Fund.

(o)	At the Exchange Date, Acquired Fund will have sold such of
its assets, if any, as may be necessary to ensure that, after giving effect to the acquisition of the assets of Acquired
Fund pursuant to this Agreement, Acquiring Fund will remain in compliance with its investment restrictions as set forth in the Registration Statement.

3. Reorganization.

	(a) 	Subject to the other terms and conditions contained herein
(including Acquired Funds obligation to distribute to its shareholders all of its net investment income and capital gains as described in Section 8(l) hereof), Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund, and Acquiring Fund agrees to acquire from Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of Acquired Fund, whether accrued or contingent (including cash received by Acquired Fund upon the liquidation by Acquired
Fund of any investments purchased by Acquired Fund after July
31, 2016 and designated by Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of Merger
Shares provided for in Section 4 and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, whether accrued or contingent, existing at the Valuation
Time. Pursuant to this Agreement, Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Class A Merger Shares, Class B Merger Shares, Class C Merger
Shares, Class M Merger Shares, Class R Merger Shares, Class
R5 Merger Shares, Class R6 Merger Shares, and Class Y Merger
Shares received by it to the Class A, Class B, Class C, Class
M, Class R, Class R5, Class R6, and Class Y shareholders, respectively, of Acquired Fund, in complete liquidation of Acquired Fund.

	(b) 	Reserved.

	(c) 	Acquired Fund agrees to pay or cause to be paid to
Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange
Date with respect to the Investments and other properties and assets of Acquired Fund, whether accrued or contingent. Any such distribution will be deemed included in the assets transferred to Acquiring Fund at the Exchange Date and will not be separately valued unless the securities in respect of which such distribution is made have gone ex before the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date will be included in the determination of the value of the assets of Acquired Fund acquired by Acquiring Fund.

4. Exchange date; valuation time.

On the Exchange Date, Acquiring Fund will deliver to Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class A shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Class A shares of Acquired Fund assumed by Acquiring Fund on that date; (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class B shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Class B shares of Acquired Fund assumed by Acquiring Fund on that date; (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class C shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Class C shares of Acquired Fund assumed by Acquiring Fund on that date; (iv) a number of full and fractional Class M Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class M shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Class M shares of Acquired Fund assumed by Acquiring Fund on that date; (v) a number of full and fractional Class R Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class R shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Class R shares of Acquired Fund assumed by Acquiring Fund on that date; (vi) a number of full and fractional Class R5 Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class R5 shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Class R5 shares of Acquired Fund assumed by Acquiring Fund on that date; (vii) a number of full and fractional Class R6 Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class R6 shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Class R6 shares of Acquired Fund assumed by Acquiring Fund on that date; and (viii) a number of full and fractional Class Y Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class Y shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Class Y shares of Acquired Fund assumed by Acquiring Fund on that date determined in each case as hereafter provided in this Section 4.

	(a) 	The net asset value of the Merger Shares to be delivered to
Acquired Fund, the value of the assets attributable to the Class A, Class B, Class C, Class M, Class R, Class R5, Class
R6 and Class Y shares of Acquired Fund and the value of the liabilities attributable to the Class A, Class B, Class C,
Class M, Class R, Class R5, Class R6 and Class Y shares of
Acquired Fund to be assumed by Acquiring Fund will in each case be determined as of the Valuation Time.

	(b) 	The net asset value of the Class A Merger Shares, Class B
Merger Shares, Class C Merger Shares, Class M Merger Shares,
Class R Merger Shares, Class R5 Merger Shares, Class R6
Merger Shares and Class Y Merger Shares and the value of the assets and liabilities of the Class A, Class B, Class C,
Class M, Class R, Class R5, Class R6 and Class Y shares of
Acquired Fund will be determined by Acquiring Fund, in cooperation with Acquired Fund, pursuant to procedures customarily used by Acquiring Fund in determining the fair market value of Acquiring Funds assets and liabilities.

	(c) 	No adjustment will be made in the net asset value of either
Acquired Fund or Acquiring Fund to take into account differences in realized and unrealized gains and losses.

	(d) 	The investment restrictions of Acquired Fund will be
temporarily amended to the extent necessary to effect the transactions contemplated by this Agreement.

	(e) 	Acquiring Fund will issue the Merger Shares, registered in
the name of Acquired Fund, to Acquired Fund. Acquiring Fund will then, in accordance with written instructions furnished by Acquired Fund, re-register the Class A Merger Shares in the names of the Class A shareholders of Acquired Fund, re-register the Class B Merger Shares in the names of the Class
B shareholders of Acquired Fund, re-register the Class C
Merger Shares in the names of the Class C shareholders of Acquired Fund, re-register the Class M Merger Shares in the names of the Class M shareholders of Acquired Fund, re-register the Class R Merger Shares in the names of the Class
R shareholders of Acquired Fund, re-register the Class R5
Merger Shares in the names of the Class R5 shareholders of Acquired Fund, re-register the Class R6 Merger Shares in the names of the Class R6 shareholders of Acquired Fund, and re-register the Class Y Merger Shares in the names of the Class
Y shareholders of Acquired Fund. Acquiring Fund will not permit any Acquired Fund shareholder holding share certificates as of the Exchange Date to receive dividends and other distributions on the Merger Shares (although such dividends and other distributions will be credited to the account of such shareholder) or pledge the Merger Shares until such shareholder has surrendered his or her outstanding
Acquired Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a shareholder is not permitted to receive dividends and other distributions on the Merger Shares as provided in the preceding sentence, Acquiring Fund will pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder has made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Acquired Fund.
Acquired Fund will, at its expense, request the shareholders of Acquired Fund to surrender their outstanding Acquired Fund certificates, or post adequate bond, as the case may be.

	(f) 	Acquiring Fund will assume all liabilities of Acquired
Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of Acquired
Fund or otherwise.

(g)	The Valuation Time is 4:00 p.m. Eastern time on October 21,
2016 or such earlier or later time and day as may be mutually agreed upon in writing by the parties (the Valuation Time).

5. Expenses, fees, etc.

	(a) 	All direct fees and expenses, including legal and
accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by Acquired Fund and Acquiring Fund of the transactions contemplated by this Agreement (together with the costs specified below, Expenses) will be allocated ratably between Acquiring Fund and Acquired Fund in proportion to their net assets as of the Valuation Time, except that the costs of printing and mailing the Registration Statement will be borne by the Acquired Fund;
and provided that such Expenses will in any event be paid by the party directly incurring such Expenses if and to the extent that the payment by the other party of such Expenses would result in the disqualification of Acquiring Fund or Acquired Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.

	(b) 	In the event the transactions contemplated by this
Agreement are not consummated by reason of (i) Acquiring
Funds being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquiring Funds obligations referred to in
Section 8) or (ii) the nonfulfillment or failure of any condition to Acquired Funds obligations referred to in
Section 9, Acquiring Fund will pay directly all reasonable fees and expenses incurred by Acquired Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

	(c) 	In the event the transactions contemplated by this
Agreement are not consummated by reason of (i) Acquired Funds being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquired Funds obligations referred to in Section 9) or (ii) the nonfulfillment or failure of any condition to Acquiring
Funds obligations referred to in Section 8, Acquired Fund will pay directly all reasonable fees and expenses incurred by Acquiring Fund in connection with such transactions, including without limitation legal, accounting and filing fees.

	(d) 	In the event the transactions contemplated by this
Agreement are not consummated for any reason other than (i) Acquiring Funds or Acquired Funds being either unwilling or unable to go forward or (ii) the nonfulfillment or failure of any condition to Acquiring Funds or Acquired Funds obligations referred to in Section 8 or Section 9 of this Agreement, then each of Acquiring Fund and Acquired Fund will bear all of its own expenses incurred in connection with such transactions.

	(e) 	Notwithstanding any other provisions of this Agreement, if
for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6. Exchange date.

Delivery of the assets of Acquired Fund to be transferred, assumption of the liabilities of Acquired Fund to be assumed and the delivery of the Merger Shares to be issued shall be made at the offices of The Putnam Funds, One Post Office Square, Boston, Massachusetts, at 7:30 a.m. on the next full business day following the Valuation Time, or at such other time and date agreed to by Acquiring Fund and Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the Exchange Date.

7. Dissolution.

	(a) 	Reserved.

	(b) 	Acquired Fund agrees that the liquidation and dissolution
of Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of Acquired Fund in accordance with applicable law and that on and after the Exchange Date, Acquired Fund will not conduct any business except in connection with its liquidation and dissolution.

	(c) 	Acquiring Fund will file the Registration Statement with
the Commission. Each of Acquired Fund and Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933
Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration
Statement, including the Prospectus.

8. Conditions to Acquiring Funds obligations.

The obligations of Acquiring Fund hereunder are subject to the following conditions:

	(a) 	That this Agreement is adopted and the transactions
contemplated hereby are approved by the affirmative vote of
(i) at least a majority of the Trustees of Acquired Fund
(including a majority of those Trustees who are not interested persons of Acquired Fund, as defined in Section
2(a)(19) of the 1940 Act) and (ii) at least a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not interested persons of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act).

	(b) 	That Acquired Fund will have furnished to Acquiring Fund
(i) a statement of Acquired Funds net assets, with values determined as provided in Section 4 of this Agreement, together with a list of Investments, all as of the Valuation
Time, certified on Acquired Funds behalf by Acquired Funds
President (or any Vice President) and Treasurer (or any
Assistant or Associate Treasurer), and a certificate of both officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquired Fund since July 31, 2016, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of Acquired Fund, changes due to net redemptions or changes due to dividends paid or losses from operations; (ii) a statement of the tax basis of each Investment transferred by Acquired Fund to Acquiring Fund; and (iii) copies of all relevant tax books and records.

	(c) 	That Acquired Fund will have furnished to Acquiring Fund a
statement, dated the Exchange Date, signed on behalf of Acquired Fund by Acquired Funds President (or any Vice
President) and Treasurer (or any Assistant or Associate
Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

	(d) 	That there is no material litigation pending with respect
to the matters contemplated by this Agreement.

	(e) 	That Acquiring Fund will have received an opinion of Ropes
& Gray LLP, in form satisfactory to Acquiring Fund and dated the Exchange Date, to the effect that (i) Acquired Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by Acquired Fund and, assuming that the Registration Statement and the Prospectus comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquiring Fund, is a valid and binding obligation of Acquired
Fund, (iii) Acquired Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to Acquiring Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate
Acquired Funds Agreement and Declaration of Trust, as amended, or Bylaws or any provision of any agreement known to such counsel to which Acquired Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Acquired Funds Agreement and Declaration of Trust, Bylaws, then-current prospectus or statement of additional information or the Registration
Statement, such counsel may rely upon a certificate of an officer of Acquired Fund whose responsibility it is to advise
Acquired Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) such other matters as Acquiring Fund may reasonably deem necessary or desirable.

(f) 	That Acquiring Fund will have received an opinion of Ropes
& Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and customary assumptions and subject to certain qualifications), in a form reasonably satisfactory to each of Acquired Fund and Acquiring Fund, substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring
Fund of liabilities of Acquired Fund followed by the distribution by Acquired Fund to its shareholders of Merger
Shares in complete liquidation of Acquired Fund, all pursuant to this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code, (ii) under Sections 361 and 357 of the Code, no gain or loss will be recognized by Acquired Fund upon the transfer of its assets to Acquiring Fund pursuant to this Agreement in exchange for Merger Shares and the assumption of Acquired Funds liabilities by Acquiring Fund or upon the distribution of Merger Shares by Acquired Fund to its shareholders in liquidation of Acquired Fund, except for (A) any gain or loss recognized on (1) Section 1256 contracts as defined in
Section 1256(b) of the Code or (2) stock in a passive foreign investment company as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the transactions contemplated by this Agreement (1) as a result of the closing of the tax year of Acquired Fund,
(2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code,
(iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of Acquired Fund upon the exchange of their shares of Acquired Fund for Merger Shares, (iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares an Acquired Fund shareholder receives pursuant to this Agreement will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor, (v) under
Section 1223(1) of the Code, an Acquired Fund shareholders holding period for the Merger Shares received pursuant to this Agreement will include the holding period for which such shareholder held or is treated for federal income tax purposes as having held the Acquired Fund shares exchanged therefor, provided that, the shareholder held those Acquired
Fund shares as capital assets, (vi) under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon the receipt of assets of Acquired Fund in exchange for Merger Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund, (vii) under Section 362(b) of the Code, the tax basis in the hands of Acquiring Fund of the assets of Acquired Fund transferred to Acquiring Fund pursuant to this Agreement will be the same tax basis of such assets in the hands of Acquired Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (ii) above, (viii) under Section 1223(2) of the Code, Acquiring Funds holding period for the assets it receives from Acquired Fund pursuant to this Agreement, other than certain assets with respect to which gain or loss is required to be recognized as described in
(ii) above, will include the period during which such assets were held or treated for federal income tax purposes as held by Acquired Fund, and (ix) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in
Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

	(g) 	That the assets of Acquired Fund to be acquired by
Acquiring Fund will include no assets which Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

	(h) 	That the Registration Statement will have become effective
under the 1933 Act, and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

	(i) 	That Acquiring Fund will have received from the Commission,
any relevant state securities administrator and the Department of Justice (the Department) such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders will be in full force and effect.

	(j) 	That all proceedings taken by Acquired Fund in connection
with the transactions contemplated by this Agreement and all documents incidental thereto are satisfactory in form and substance to Acquiring Fund and Ropes & Gray LLP.

	(k) 	That, before the Exchange Date, Acquired Fund declares a
dividend or dividends which, together with all previous distributions qualifying for the dividends-paid deduction, has the effect of distributing to the shareholders of Acquired Fund, in distributions qualifying for the dividends-paid deduction, (i) all of the excess of (X) Acquired Funds investment income excludable from gross income under Section
103 of the Code over (Y) Acquired Funds deductions disallowed under Sections 265 and 171 of the Code, (ii) all of Acquired
Funds investment company taxable income (as defined in Section 852 of the Code), and (iii) all of its net capital gain realized after reduction by any capital loss carryover;
the amounts in (i), (ii) and (iii) shall in each case be computed without regard to the dividends-paid deduction and shall include amounts in respect of both (x) Acquired Funds taxable year that will end on the Exchange Date and (y) any prior taxable year of Acquired Fund, to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

	(l) 	That Acquired Funds custodian has delivered to Acquiring
Fund a certificate identifying all of the assets of Acquired
Fund held by such custodian as of the Valuation Time.

	(m) 	That Acquired Funds transfer agent has provided to
Acquiring Fund (i) the originals or true copies of all of the records of Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

	(n) 	That all of the issued and outstanding shares of beneficial
interest of Acquired Fund will have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of Acquired Fund or its transfer agent by Acquiring
Fund or its agents will have revealed otherwise, either (i)
Acquired Fund will have taken all actions that in the opinion of Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of Acquired Fund to have offered for sale and sold such shares in conformity with such laws or
(ii) Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of Acquiring Fund or its counsel, to indemnify
Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Acquired Fund to have offered and sold such shares in conformity with such laws.

	(o) 	That Acquired Fund will have executed and delivered to
Acquiring Fund an instrument of transfer dated as of the Exchange Date pursuant to which Acquired Fund will assign, transfer and convey all of the assets and other property to Acquiring Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

9. Conditions to Acquired Funds obligations.

The obligations of Acquired Fund hereunder shall be subject to the following conditions:

	(a) 	That this Agreement is adopted and the transactions
contemplated hereby are approved by the affirmative vote of
(i) at least a majority of the Trustees of Acquired Fund
(including a majority of those Trustees who are not interested persons of Acquired Fund, as defined in Section
2(a)(19) of the 1940 Act) and (ii) at least a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not interested persons of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act).

	(b) 	That Acquiring Fund will have furnished to Acquired Fund a
statement of Acquiring Funds net assets, together with a list of portfolio holdings with values determined as provided in
Section 4 of this Agreement, all as of the Valuation Time, certified on behalf of Acquiring Fund by Acquiring Funds
President (or any Vice President) and Treasurer (or any
Assistant or Associate Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquiring Fund since July 31, 2016, other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities, changes due to net redemptions or changes due to dividends paid or losses from operations.

	(c) 	That Acquiring Fund will have executed and delivered to
Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which Acquiring Fund will assume all of the liabilities of Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

	(d) 	That Acquiring Fund will have furnished to Acquired Fund a
statement, dated the Exchange Date, signed on behalf of Acquiring Fund by Acquiring Funds President (or any Vice
President) and Treasurer (or any Assistant or Associate
Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

	(e) 	That there is no material litigation pending or threatened
with respect to the matters contemplated by this Agreement.

	(f) 	That Acquired Fund will have received an opinion of Ropes &
Gray LLP, in form satisfactory to Acquired Fund and dated the Exchange Date, to the effect that (i) Acquiring Fund is a series of the Trust, a business trust duly established and validly existing in conformity with the laws of The
Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed and delivered by the Trust, on behalf of Acquiring Fund, and, assuming that the Prospectus and the Registration Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquired Fund, is a valid and binding obligation of Acquiring
Fund, (iii) the Merger Shares to be delivered to Acquired
Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Acquiring Fund and no shareholder of Acquiring Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trusts Agreement and Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which Acquiring Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the Trusts
Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information or the Registration Statement, such counsel may rely upon a certificate of an officer of Acquiring Fund whose responsibility it is to advise Acquiring Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) the Registration Statement has become effective under the 1933 Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

(g) 	That Acquired Fund will have received an opinion of Ropes &
Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and customary assumptions and subject to certain qualifications), in a form reasonably satisfactory to each of Acquired Fund and Acquiring Fund, substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring
Fund of liabilities of Acquired Fund followed by the distribution by Acquired Fund to its shareholders of Merger
Shares in complete liquidation of Acquired Fund, all pursuant to this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code, (ii) under Sections 361 and 357 of the Code, no gain or loss will be recognized by Acquired Fund upon the transfer of its assets to Acquiring Fund pursuant to this Agreement in exchange for Merger Shares and the assumption of Acquired Funds liabilities by Acquiring Fund or upon the distribution of Merger Shares by Acquired Fund to its shareholders in liquidation of Acquired Fund, except for (A) any gain or loss recognized on (1) Section 1256 contracts as defined in
Section 1256(b) of the Code or (2) stock in a passive foreign investment company as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the transactions contemplated by this Agreement (1) as a result of the closing of the tax year of Acquired Fund,
(2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code,
(iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of Acquired Fund upon the exchange of their shares of Acquired Fund for Merger Shares, (iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares an Acquired Fund shareholder receives pursuant to this Agreement will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor, (v) under
Section 1223(1) of the Code, an Acquired Fund shareholders holding period for the Merger Shares received pursuant to this Agreement will include the holding period for which such shareholder held or is treated for federal income tax purposes as having held the Acquired Fund shares exchanged therefor, provided that, the shareholder held those Acquired
Fund shares as capital assets, (vi) under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon the receipt of assets of Acquired Fund in exchange for Merger Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund, (vii) under Section 362(b) of the Code, the tax basis in the hands of Acquiring Fund of the assets of Acquired Fund transferred to Acquiring Fund pursuant to this Agreement will be the same tax basis of such assets in the hands of Acquired Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (ii) above, (viii) under Section
1223(2) of the Code, Acquiring Funds holding period for the assets it receives from Acquired Fund pursuant to this Agreement, other than certain assets with respect to which gain or loss is required to be recognized as described in
(ii) above, will include the period during which such assets were held or treated for federal income tax purposes as held by Acquired Fund, and (ix) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in
Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

	(h) 	That all proceedings taken by or on behalf of Acquiring
Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto will be satisfactory in form and substance to Acquired Fund and Ropes
& Gray LLP.

	(i) 	That the Registration Statement is effective under the 1933
Act, and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

	(j) 	That Acquired Fund shall have received from the Commission,
any relevant state securities administrator and the Department such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

10. Indemnification.

	(a)	Acquired Fund agrees to indemnify and hold harmless, out of
the assets of Acquired Fund but no other assets, Acquiring
Fund, its Trustees and its officers (for purposes of this subparagraph, the Indemnified Parties) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquired Fund contained in the Registration Statement, the Prospectus, or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Acquired Fund required to be stated therein or necessary to make the statements relating to Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquired Fund. The Indemnified
Parties will notify Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified
Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Acquired Funds obligation under this Section
10(a) to indemnify and hold harmless the Indemnified Parties constitutes a guarantee of payment so that Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this
Section 10(a) without the necessity of the Indemnified
Parties first paying the same.

	(b) 	Acquiring Fund agrees to indemnify and hold harmless, out
of the assets of Acquiring Fund but no other assets, Acquired
Fund, its Trustees and its officers (for purposes of this subparagraph, the Indemnified Parties) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquiring
Fund contained in the Registration Statement, the Prospectus, or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Acquiring Fund required to be stated therein or necessary to make the statements relating to Acquiring Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquiring Fund. The
Indemnified Parties will notify Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified
Party as to any matters covered by this Section 10(b).
Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Acquiring
Funds obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties constitutes a guarantee of payment so that Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section
10(b) without the necessity of the Indemnified Parties first paying the same.

11. No broker, etc.

Each of Acquired Fund and Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any brokers or is Agreement.

12. Termination.

Acquired Fund and the Trust, on behalf of the Acquiring Fund, may, by mutual consent of their Trustees, terminate this Agreement, and Acquired Fund or Acquiring Fund, after consultation with counsel and by consent of their Trustees or an officer authorized by such Trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2016, this Agreement shall automatically terminate on that date unless a later date is agreed to by Acquired Fund and the Trust, on behalf of the Acquiring Fund.

13. Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14. Sole agreement; amendments.

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

15. Agreement and declaration of trust.

Copies of the Agreements and Declarations of Trust, as amended, of Acquired Fund and the Trust are on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees or officers of each trust, respectively, as Trustees or officers and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of Acquired Fund or Acquiring Fund individually but are binding only upon the assets and property of Acquired Fund and Acquiring Fund, respectively.


This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.




PUTNAM INVESTMENT FUNDS, on behalf of its PUTNAM
GROWTH OPPORTUNITIES FUND series

By: /s/ Jonathan S. Horwitz

Jonathan S. Horwitz
Executive Vice President, Principal Executive
Officer and Compliance Liaison


PUTNAM VOYAGER FUND

By: /s/ Jonathan S. Horwitz

Jonathan S. Horwitz
Executive Vice President, Principal Executive
Officer and Compliance Liaison







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